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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                   MAY 2, 2001

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        TEXAS                          000-21621                           75-2666013
(STATE OF INCORPORATION)         (COMMISSION FILE NO.)        (IRS EMPLOYER IDENTIFICATION NO.)


                               UNIVERSITY CENTER I
                            1300 S. UNIVERSITY DRIVE
                                    SUITE 200
                          FORT WORTH, TEXAS 76107-5734
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 885-0000




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         Kevco, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the period ended March 31, 2001 that the Company filed with the United States Bankruptcy Court for Northern District of Texas, Fort Worth Division on May 2, 2001 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case nos. 401-40783-BJH-11 through Case nos. 401-40790-BJH-11.

         THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Monthly Operating Report for Kevco, Inc. for the Period Ended March 31, 2001 (1)

99.2 Monthly Operating Report for Kevco Management, Inc. for the Period Ended March 31, 2001 (1)

99.3 Monthly Operating Report for Kevco Holding, Inc. for the Period Ended March 31, 2001 (1)

99.4 Monthly Operating Report for Kevco GP, Inc. for the Period Ended March 31, 2001 (1)

99.5 Monthly Operating Report for Kevco Components, Inc. for the Period Ended March 31, 2001 (1)

99.6 Monthly Operating Report for DCM Delaware, Inc. for the Period Ended March 31, 2001 (1)

99.7 Monthly Operating Report for Kevco Manufacturing, L.P. for the Period Ended March 31, 2001 (1)

99.8 Monthly Operating Report for Kevco Distribution, L.P. for the Period Ended March 31, 2001 (1)

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(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KEVCO, INC


Date: May 4, 2001                           By:  /s/ Joseph P. Tomczak
                                               -------------------------------
                                               Joseph P. Tomczak
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Monthly Operating Report for Kevco, Inc. for the Period Ended
                  March 31, 2001 (1)

 99.2             Monthly Operating Report for Kevco Management, Inc. for the
                  Period Ended March 31, 2001 (1)

 99.3             Monthly Operating Report for Kevco Holding, Inc. for the
                  Period Ended March 31, 2001 (1)

 99.4             Monthly Operating Report for Kevco GP, Inc. for the Period
                  Ended March 31, 2001 (1)

 99.5             Monthly Operating Report for Kevco Components, Inc. for the
                  Period Ended March 31, 2001 (1)

 99.6             Monthly Operating Report for DCM Delaware, Inc. for the Period
                  Ended March 31, 2001 (1)

 99.7             Monthly Operating Report for Kevco Manufacturing, L.P. for the
                  Period Ended March 31, 2001 (1)

 99.8             Monthly Operating Report for Kevco Distribution, L.P. for the
                  Period Ended March 31, 2001 (1)

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(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.